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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
               CHEVY CHASE MASTER CREDIT CARD TRUST
                          Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:              $  2,415,982,718.32
Beginning of the Month Finance Charge Receivables:         $    113,499,383.76
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,529,482,102.08


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,357,868,224.82
End of the Month Finance Charge Receivables:               $    116,379,815.30
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,474,248,040.12


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,091,484,375.00
End of the Month Seller Amount                             $    266,383,849.82
End of the Month Seller Percentage                                       11.30%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     70,009,328.99
   60-89 Days Delinquent                                   $     43,321,710.24
   90+ Days Delinquent                                     $     83,284,573.56


   Total 30+ Days Delinquent                               $    196,615,612.79
   Delinquent Percentage                                                  7.95%

Defaulted Accounts During the Month                        $     20,866,521.63
Annualized Default Percentage                                            10.36%

Principal Collections                                           221,487,108.80
Principal Payment Rate                                                    9.17%

Total Payment Rate                                                       10.51%





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INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 230,000,000.00
   Class B Initial Invested Amount        $  20,000,000.00

INITIAL INVESTED AMOUNT                                    $    250,000,000.00

   Class A Invested Amount                $ 322,000,000.00
   Class B Invested Amount                $  28,000,000.00

INVESTED AMOUNT                                            $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           14.49%
PRINCIPAL ALLOCATION PERCENTAGE                                          14.49%


MONTHLY SERVICING FEE                                      $        583,333.34

INVESTOR DEFAULT AMOUNT                                    $      3,023,558.98


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

   Class A Finance Charge Collections     $   6,308,862.24
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      6,308,862.24


   Class A Monthly Interest               $   1,713,073.54
   Class A Servicing Fee                  $     536,666.67
   Class A Investor Default Amount        $   2,781,674.26

TOTAL CLASS A EXCESS SPREAD                                $      1,277,447.77


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

   Class B Finance Charge Collections     $     548,596.69
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        548,596.69


   Class B Monthly Interest               $     154,352.92
   Class B Servicing Fee                  $      46,666.67


TOTAL CLASS B EXCESS SPREAD                                $        347,577.10




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EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,625,024.87


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        241,884.72

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $         22,939.58
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $      1,360,200.57
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $              0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $        165,887.99


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-5

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00



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   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.82%
   Base Rate (Prior Month)                            8.21%
   Base Rate (Two Months Ago)                         7.91%

THREE MONTH AVERAGE BASE RATE                                             7.98%

   Portfolio Yield (Current Month)                   13.14%
   Portfolio Yield (Prior Month)                     14.72%
   Portfolio Yield (Two Months Ago)                   9.90%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.59%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

   Class A Principal Collections          $  29,526,003.47

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

   Class B Principal Collections          $   2,567,478.57

TOTAL PRINCIPAL COLLECTIONS                                $     32,093,482.04





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     32,093,482.04
SHARING



INVESTOR CHARGE OFFS --




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CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  49,000,000.00
   Available Cash Collateral Amount       $  49,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets      $              0
   Class B Interest Rate Cap Paymets      $              0

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                          Joel A. Friedman
                                          Senior Vice President
                                          and Controller